UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2005

Volterra Semiconductor Corporation
(Exact name of Registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3839 Spinnaker Court, Fremont, CA 94538-6437
(Address of principal executive offices) (Zip Code)

(510) 743-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 4, 2005, Craig Teuscher tendered his resignation from the Board of Directors (the “Board”) of Volterra Semiconductor Corporation (the “Company”), effective as of the date of the Company’s 2005 annual meeting of stockholders, in order to enhance the independence of the Board and to allow him to increase his focus on his duties as the Company’s Vice President of Sales and Applications Engineering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/s/ Greg Hildebrand
	Name:	Greg Hildebrand
	Title:	Chief Financial Officer

Dated:  April 5, 2005